UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                                  July 6, 2010


                          PACIFIC BEPURE INDUSTRY INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

        333-149898                                         26-1272059
(Commission File Number)                    (IRS Employer Identification Number)

             No. 78 Kanglong East Road, Yangdaili, Chendai Township
                   Jinjiang City, Fujian Province, P. R. China
                    (Address of Principal Executive Offices)

                             Tel: (86 595) 8677 0999
                             Fax: (86 595) 8677 5388
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
           APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF
           CERTAIN OFFICERS.

ADOPTION OF 2010 STOCK OPTION PLAN

On July 6, 2010, the Board of Directors (the "Board") of PACIFIC BEPURE INDUSTRY INC. (the "Company") unanimously adopted the 2010 Stock Option Plan. On July 6, 2010, the majority stockholders of the Company approved 2010 Stock Option Plan annexed hereto as Exhibit 10.1.

The purpose of the 2010 Stock Option Plan is to enhance the long-term stockholder value of the Company by offering opportunities to directors, officers, employees and eligible consultants of the Company to acquire and maintain stock ownership in the Company in order to give these persons the opportunity to participate in the Company's growth and success, and to encourage them to remain in the service of the Company. A total of 560,000 shares of the Company's common stock are available for issuance under the 2010 Stock Option Plan.

The above description of the 2010 Stock Option Plan does not purport to be complete, and is qualified in its entirety by reference to the full text of the 2010 Stock Option Plan. A copy of the 2010 Stock Option Plan is attached as
Exhibit 10.1 hereto.

As of the date of this Current Report on Form 8-K, no awards have been granted under the 2010 Stock Option Plan.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

    Exhibit No.                 Exhibit Title
    -----------                 -------------

      10.1                 2010 Stock Option Plan

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
                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

PACIFIC BEPURE INDUSTRY INC.

Date: July 6, 2010


/s/ Haiting Li
---------------------------
Haiting Li
President and CEO

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